Exhibit 99.1

SUMMIT HOTEL PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

BALANCE SHEET

AS OF JUNE 30, 2015

(in thousands)

	Historical		Historical	Historical	Pro Forma	Pro Forma
	Summit Hotel	Historical	Residence Inn	Pending	Adjustments	Summit Hotel
	Properties, Inc.	Noble Portfolio	Portfolio	Acquisitions	(see Note 3a)	Properties, Inc.
ASSETS

Investment in hotel properties, net	$1,215,012	$76,537	$38,965	$100,945	$35,603	$1,467,062
Land held for development	6,453	—	—	—		6,453
Assets held for sale	216,357	—	—	—	(213,335)	3,022
Cash and cash equivalents	36,963	1,897	1,781	2,458	(6,431)	36,668
Restricted cash	31,187	751	—	2,921	(3,672)	31,187
Trade receivables	12,531	553	704	580	(1,837)	12,531
Prepaid expenses and other	7,728	142	185	89	(396)	7,748
Deferred charges, net	8,806	113	110	170	1,173	10,372
Other assets	16,077	42	1	975	(1,018)	16,077
Total Assets	$1,551,114	$80,035	$41,746	$108,138	$(189,913)	$1,591,120

LIABILITIES AND EQUITY

LIABILITIES
Debt	$721,010	$37,967	$28,828	$32,598	$(190,817)	$629,586
Accounts payable	3,113	254	231	2,113	(2,598)	3,113
Accrued expenses	40,207	998	837	1,526	(99)	43,469
Derivative financial instruments	2,187	—	—	—	(56)	2,131
Total Liabilities	766,517	39,219	29,896	36,237	(193,570)	678,299

EQUITY
Preferred stock	84	—	—	—		84
Common stock	865	—	—	—		865
Additional paid-in capital	890,392	1,258	5,744	21,245	(28,247)	890,392
Accumulated other comprehensive loss	(2,040)	—	—	—		(2,040)
Accumulated deficit and distributions	(109,628)	39,558	6,106	50,656	32,055	18,747
Total Stockholders’ Equity	779,673	40,816	11,850	71,901	3,808	908,048
Noncontrolling interests in operating partnership	4,924	—	—	—	(151)	4,773
Total Equity	784,597	40,816	11,850	71,901	3,657	912,821
Total Liabilities and Equity	$1,551,114	$80,035	$41,746	$108,138	$(189,913)	$1,591,120

See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SUMMIT HOTEL PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2015

(in thousands, except per share amounts)

	Historical		Historical	Historical	Historical	Pro Forma	Pro Forma
	Summit Hotel	Historical	Residence Inn	Pending	Additional	Adjustments	Summit Hotel
	Properties, Inc.	Noble Portfolio	Portfolio	Acquisitions	Acquisitions	(see Note 3b)	Properties, Inc.

Revenues:
Room	$215,139	$8,398	$5,277	$9,166	$5,664	$(42,503)	$201,141
Other hotel operations revenue	13,186	1,007	105	1,074	358	(1,641)	14,089
Total revenues	228,325	9,405	5,382	10,240	6,022	(44,144)	215,230

Expenses:
Hotel operating expenses:
Room	53,235	2,310	1,603	2,449	2,018	(10,812)	50,803
Other direct	30,895	1,246	448	1,108	576	(6,286)	27,987
Other indirect	60,415	1,800	975	1,943	1,359	(11,563)	54,929
Total hotel operating expenses	144,545	5,356	3,026	5,500	3,953	(28,661)	133,719
Depreciation and amortization	30,667	9	756	6	—	538	31,976
Corporate general and administrative	9,878	—	—	—	—	—	9,878
Hotel property acquisition costs	113	—	—	—	—	—	113
Total expenses	185,203	5,365	3,782	5,506	3,953	(28,123)	175,686
Operating income	43,122	4,040	1,600	4,734	2,069	(16,021)	39,544

Other income (expense):
Interest expense	(14,902)	(746)	(480)	(903)	—	2,448	(14,583)
Other income (expense)	74	—	(12)	—	—	51	113
Total other expense, net	(14,828)	(746)	(492)	(903)	—	2,499	(14,470)
Income from continuing operations before income taxes	28,294	3,294	1,108	3,831	2,069	(13,522)	25,074
Income tax expense	(1,402)	(85)	—	(232)	—	317	(1,402)
Net income	26,892	3,209	1,108	3,599	2,069	(13,205)	23,672

Income attributable to non-controlling interests - Operating partnership	154	—	—	—	—	(30)	124
Net income before preferred dividends	26,738	3,209	1,108	3,599	2,069	(13,175)	23,548
Preferred dividends	(8,294)	—	—	—	—	—	(8,294)
Net income attributable to common stockholders	$18,444	$3,209	$1,108	$3,599	$2,069	$(13,175)	$15,254

Net income per share:
Basic	$0.21						$0.18
Diluted	$0.21						$0.18

Weighted average common shares outstanding:
Basic	85,768						85,768
Diluted	86,947						86,947

See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SUMMIT HOTEL PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(in thousands, except per share amounts)

	Historical		Historical	Historical	Historical	Pro Forma	Pro Forma
	Summit Hotel	Historical	Residence Inn	Pending	Additional	Adjustments	Summit Hotel
	Properties, Inc.	Noble Portfolio	Portfolio	Acquisitions	Acquisitions	(see Note 3c)	Properties, Inc.

Revenues:
Room	$380,472	$14,677	$10,421	$16,885	$12,010	$(81,285)	$353,180
Other hotel operations revenue	22,994	1,966	215	1,731	1,048	(2,908)	25,046
Total revenues	403,466	16,643	10,636	18,616	13,058	(84,193)	378,226

Expenses:
Hotel operating expenses:
Room	101,150	4,394	3,273	4,550	3,673	(21,690)	95,350
Other direct	55,388	2,626	853	2,387	3,154	(11,120)	53,288
Other indirect	104,959	3,485	1,897	3,536	1,235	(22,552)	92,560
Total hotel operating expenses	261,497	10,505	6,023	10,473	8,062	(55,362)	241,198
Depreciation and amortization	65,312	11	1,507	13	—	(1,243)	65,600
Corporate general and administrative	19,884	—	—	—	—	—	19,884
Hotel property acquisition costs	769	—	—	—	—	—	769
Loss on impairment of assets	8,847	—	—	—	—	—	8,847
Total expenses	356,309	10,516	7,530	10,486	8,062	(56,605)	336,298
Operating income	47,157	6,127	3,106	8,130	4,996	(27,588)	41,928

Other income (expense):
Interest expense	(26,968)	(2,002)	(976)	(1,853)	—	5,472	(26,327)
Other income (expense)	986	1	(74)	—	—	(241)	672
Total other expense, net	(25,982)	(2,001)	(1,050)	(1,853)	—	5,231	(25,655)
Income from continuing operations before income taxes	21,175	4,126	2,056	6,277	4,996	(22,357)	16,273
Income tax expense	(744)	(20)	—	(319)	—	339	(744)
Income from continuing operations	20,431	4,106	2,056	5,958	4,996	(22,018)	15,529
Income from discontinued operations	492	—	—	—	—	—	492
Net income	20,923	4,106	2,056	5,958	4,996	(22,018)	16,021

Income attributable to non-controlling interests:
Operating partnership	51	—	—	—	—	(121)	(70)
Joint venture	1	—	—	—	—	—	1
Net income before preferred dividends	20,871	4,106	2,056	5,958	4,996	(21,897)	16,090
Preferred dividends	(16,588)	—	—		—	—	(16,588)
Net income attributable to common stockholders	$4,283	$4,106	$2,056	$5,958	$4,996	$(21,897)	$(498)

Earnings per share:
Basic and diluted net income (loss) per share from continuing operations	$0.04						$(0.01)
Basic and diluted net income (loss) per share from discontinued operations	0.01						—
Basic and diluted net income (loss) per share	$0.05						$(0.01)

Weighted average common shares outstanding:
Basic	85,242						85,242
Diluted	85,566						85,242

See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL INFORMATION

(dollars in thousands)

1.                                      Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet at June 30, 2015 combines our historical consolidated balance sheet with the historical balance sheets or account balances related to the Pro Forma Transactions and certain other transactions described below (the “Modification Transactions”) undertaken to facilitate the consummation of the Pro Forma Transactions as described below and have been prepared as if these transactions had been completed on June 30, 2015, except for the Additional Acquisitions.  The Additional Acquisitions were completed prior to June 30, 2015.   As such, the historical balance sheet information related to the Additional Acquisitions is already included in our historical consolidated balance sheet at June 30, 2015.

The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014 combine our historical consolidated statements of income with the historical statements of operations of the Pro Forma Transactions, as defined below, and the effect of the Modification Transactions and have been prepared as if the Pro Forma Transactions and Modification Transactions had been completed on January 1, 2014.

The Pro Forma Transactions are as follows:

1.                                      The sale of 26 hotel properties to ARCH with closings as follows (the “ARCH Sale”):

i.                                         First Closing - 10 hotels closed on October 15, 2015

ii.                                     Second Closing - 10 hotels expected to be closed in the fourth quarter of 2015

iii.                                  Third Closing - 6 hotels expected to be closed in the first quarter of 2016

2.                                      The purchase of two hotels from the Noble Companies with closings as follows (the “Noble Portfolio”):

i.                                          Noble I - Hyatt House Airport in Miami, Florida - closed on October 19, 2015

ii.                                       Noble II - Courtyard Atlanta Decatur Downtown - closed on October 20, 2015

3.                                      The anticipated purchase of two hotels containing a total of 386 guestrooms for an aggregate purchase price of $109.0 million  — expected to be closed prior to December 31, 2015 (the “Pending Acquisitions”).

4.                                      The purchase of the Residence Inn by Marriott in Baltimore (Hunt Valley), Maryland on July 24, 2015 and the purchase of the Residence Inn by Marriott in Branchburg, New Jersey on July 24, 2015 (the “Residence Inn Portfolio”) for a combined purchase price of $56.8 million.

5.                                      The purchase of the Hampton Inn in Boston (Norwood), Massachusetts on June 18, 2015 for a purchase price of $24.0 million and the purchase of the Hotel Indigo in Asheville, North Carolina on June 30, 2015 for a purchase price of $35.0 million (together, the “Additional Acquisitions”).

The Modification Transactions are as follows:

1.                                      The modification of the term loan with ING Life Insurance and Annuity (“ING”) on September 24, 2015.  The ARCH Sale includes eight properties which serve as collateral for two term loans with ING totaling $93.9 million. To avoid significant yield maintenance costs associated with an early pay-off of the portion of these term loans related to the sale of the eight properties that are a part of the ARCH Sale, we modified the term loans to change the interest rate and to substitute certain existing collateral with properties that are not part of the ARCH Sale.

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL INFORMATION

(dollars in thousands)

2.                                     The early settlement of interest swaps related to mortgage debt on certain properties sold in the First Closing as a result of the repayment of the mortgage debt at closing.

The pro forma adjustments described below were developed based on management’s assumptions and estimates.   For the acquisition of the Noble Portfolio and the Pending Acquisitions, the assumptions include estimates of consideration paid and the allocation thereof to the assets acquired and liabilities assumed based on preliminary estimates of fair value.  The final consideration and allocation of the purchase consideration will differ from that reflected in the pro forma condensed combined financial information after final valuation procedures are performed and amounts are finalized following the completion of the transactions.

The historical financial information for the Additional Acquisitions for the year ended December 31, 2014 and the six months ended June 30, 2015 are abbreviated and do not represent complete historical financial information for the periods presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”).  The historical financial information of certain of the other acquired entities included in the Pro Forma Transactions were prepared on a basis other than GAAP, such as tax basis of accounting.

In management’s opinion, all adjustments necessary to reflect the effects of the Pro Forma Transactions and Modification Transactions have been made.

2.                                      Purchase Consideration and Related Allocation for Acquired and Sold Assets

The following is a summary of the assets and liabilities sold and net cash proceeds related to the ARCH Sale:

ARCH Sale

Assets and Liabilities Sold

Hotel buildings and improvements	$210,055
Land	32,529
Furniture, fixtures and equipment	40,311
Accumulated depreciation	(70,848)
Total fixed assets disposed	212,047
Write-off of unamortized deferred franchise costs	1,288
Write-off of unamortized deferred financing costs	177
Total assets disposed	213,512
Management contract termination fee	4,592
Gain on sale of assets	129,336
Total sales price	$347,440

Net Cash Proceeds

Sales price	$347,440
Repayment of mortgage loans	(28,711)
Net cash from disposition	$318,729

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

(dollars in thousands)

The following is a summary of assets and liabilities acquired, including the Company’s allocation of the aggregate purchase price and net cash disbursed for the acquisition of the Noble Portfolio and the MCR Portfolio and the estimated assets and liabilities to be acquired and cash to be disbursed for the Pending Acquisitions:

Noble Portfolio Acquisition

Assets and Liabilities Acquired

Hotel buildings and improvements	$71,967
Land	9,533
Furniture, fixtures and equipment	1,500
Net assets acquired	$83,000

Net Cash Disbursed

Purchase price	$83,000

Draw on revolving credit facility	$83,000

Residence Inn Portfolio Acquisition

Assets and Liabilities Acquired

Hotel buildings and improvements	$56,767
Land	2,373
Furniture, fixtures and equipment	910
Total fixed assets acquired	60,050
Other assets	325
Total assets acquired	60,375
Other liabilities	(3,262)
Net assets acquired	$57,113

Net Cash Disbursed

Purchase price	$56,800
Net working capital acquired	313
Net assets acquired	57,113
Hotel acquisition costs	778
$57,891

Cash	$300
Draw on revolving credit facility	57,591
$57,891

Pending Acquisitions

Estimated Assets and Liabilities to be Acquired

Hotel buildings and improvements	$94,697
Land	12,173
Furniture, fixtures and equipment	2,130
Net assets acquired	$109,000

Estimated Net Cash to be Disbursed

Purchase price	$109,000

Draw on revolving credit facility	$109,000

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

(dollars in thousands)

3.             Pro Forma Adjustments

(a) The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet are as follows:

	ASSETS								LIABILITIES				EQUITY		NON- CONTROLLING INTERESTS
												Derivative
						Prepaid						financial		Accumulated
	Investment in hotel	Assets held	Cash and	Restricted	Trade	expenses	Deferred	Other		Accounts	Accrued	instruments	Additional paid	deficit and	Non-controlling
	properties, net	for sale	equivalents	cash	receivables	and other	charges, net	assets	Debt	payable	expenses	(liability)	in capital	distributions	interests
ARCH Sale
Adjustment to reflect sale of assets to ARCH(1)	$—	$(213,335)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(213,335)	$—
Adjustment to reflect pay-off of mortgages on certain properties sold									(28,711)					28,711
Adjustment to reflect paydown of revolving line of credit from net cash proceeds									(318,729)					318,729
Adjustment to reflect write-off of deferred financing costs related to mortgages on certain properties sold(2)							(177)							(177)
Adjustment for settlement of interest swaps on mortgages									56			(56)		—
Adjustment to reflect fees for termination of hotel property management contracts(3)									4,592					(4,592)

ING Debt Modification
Adjustment for deferred financing cost incurred to close debt modification							930		1,264					(334)

Noble Portfolio Acquisition
Adjustment to record fair value of acquired assets	6,463													6,463
Adjustment for assets and liabilities retained by seller			(1,897)	(751)	(553)	(142)	(113)	(42)	(37,967)	(254)	(998)		(1,258)	36,979
Adjustment to reflect draw on revolving line of credit to fund acquisitions									83,000					(83,000)
Adjustment to reflect capitalized franchise costs							213		213					—

Residence Inn Portfolio Acquisition
Adjustment to record fair value of acquired assets and liabilities	21,085		5			20					3,262			17,848
Adjustment for assets and liabilities retained by seller			(1,781)		(704)	(185)	(110)	(1)	(28,828)	(231)	(837)		(5,744)	32,859
Adjustment for draw on revolving line of credit to fund acquisitions									57,591					(57,591)
Adjustment to reflect cash paid to close acquisitions			(300)											(300)
Adjustment to reflect capitalized franchise costs							300							300

Pending Acquisitions
Adjustment to record fair value of acquired assets	8,055													8,055
Adjustment for assets and liabilities retained by seller			(2,458)	(2,921)	(580)	(89)	(170)	(975)	(32,598)	(2,113)	(1,526)	—	(21,245)	50,289
Adjustment to reflect draw on revolving line of credit to fund acquisitions									109,000					(109,000)
Adjustment to reflect capitalized franchise costs							300		300					—

Other
Adjustment to reflect the effect of pro forma adjustments on non-controlling interests														151	(151)
	$35,603	$(213,335)	$(6,431)	$(3,672)	$(1,837)	$(396)	$1,173	$(1,018)	$(190,817)	$(2,598)	$(99)	$(56)	$(28,247)	$32,055	$(151)

(1)

The ARCH Sale is expected to result in an estimated gain of approximately $129.3 million. The estimated gain on the sale has not been reflected in the pro forma condensed combined statement of operations as it is considered to be non-recurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the purchase and sale agreement.

(2)

The pro forma adjustments related to the ARCH Sale include the write-off of unamortized deferred financing costs of approximately $0.2 million due to the pay-off of mortgages on certain properties sold. This pro forma adjustment has not been reflected in the pro forma condensed combined statement of operations as it is considered to be non-recurring.

(3)

The pro forma adjustments include a charge for early termination fees of approximately $4.6 million related to management contracts. This pro forma adjustment has not been reflected in the pro forma condensed combined statement of operations as it is considered to be non-recurring in nature.

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

(dollars in thousands)

(b)           The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2015 are as follows:

										NON- CONTROLLING
	REVENUES		EXPENSES				OTHER INCOME (EXPENSE)		INCOME TAXES	INTERESTS
		Other hotel	Hotel operating expenses			Depreciation				Income attributable
		operations		Other	Other	and	Interest	Other income	Income tax	to non-controlling
	Room	revenue	Room	direct	indirect	amortization	expense	(expense)	benefit (expense)	interests
ARCH Sale
Adjustment to eliminate operating results of sold properties	$(42,503)	$(1,641)	$(10,812)	$(6,286)	$(11,421)	$(5,580)	$—	$51	$—	$—
Adjustment to reflect reduction in interest expense due to paydown of revolving line of credit from sales proceeds							(3,230)
Adjustment to reflect reduction in interest expense due to pay-off of mortgage loans related to certain sold properties							(714)

ING Debt Modification
Adjustment to reflect difference in interest expense between original loans and modified loans							295
Adjustment to reflect the amortization of additional deferred financing costs related to the modified loans							136

Noble Portfolio Acquisition
Adjustment for difference in management fees paid by prior owner and the Company					(186)
Adjustment to reflect difference between property taxes paid by prior owner and amounts expected to be paid by the Company					207
Adjustment to reflect difference between depreciation and amortization expense recorded by prior owner and amounts based on our basis in the property						1,739
Adjustment to eliminate interest paid by prior owner							(746)
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							861
Adjustment to eliminate income taxes paid by the prior owner									(85)

Residence Inn Portfolio Acquisition
Adjustment for difference in management fees paid by prior owner and the Company					(121)
Adjustment to reflect difference between property taxes paid by prior owner and amounts expected to be paid by the Company					90
Adjustment to reflect amortization related to ground lease					(25)
Adjustment to reflect difference between depreciation and amortization expense recorded by prior owner and amounts based on our basis in the property						455
Adjustment to eliminate interest paid by prior owner							(480)
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							591

Pending Acquisitions
Adjustment for difference in management fees paid by prior owner and the Company					(205)
Adjustment to reflect difference between property taxes paid by prior owner and amounts expected to be paid by the Company					90
Adjustment to reflect difference between depreciation and amortization expense recorded by prior owner and amounts based on our basis in the property						2,499
Adjustment to eliminate interest paid by prior owner							(903)
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							1,131
Adjustment to eliminate income taxes paid by the prior owner									(232)

Additional Acquisitions
Adjustment for difference in management fees paid by prior owners and the Company					(19)
Adjustment to reflect difference between property taxes paid by prior owners and amounts expected to be paid by the Company					27
Adjustment to reflect difference between depreciation and amortization expense recorded by the prior owners and amounts based on our basis in the property						1,425
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							611

Other
Adjustment to reflect the effect of pro forma adjustments on non-controlling interests										(30)
	$(42,503)	$(1,641)	$(10,812)	$(6,286)	$(11,563)	$538	$(2,448)	$51	$(317)	$(30)

No adjustment has been made for the income tax effects of the pro forma adjustments in the interim period, as the pro forma adjustments would not have a material tax effect.

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

(dollars in thousands)

(c)           The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014:

										NON- CONTROLLING
	REVENUES		EXPENSES				OTHER INCOME (EXPENSE)		INCOME TAXES	INTERESTS
		Other hotel	Hotel operating expenses			Depreciation				Income attributable to
		operations		Other	Other	and	Interest	Other income	Income tax	non-controlling
	Room	revenue	Room	direct	indirect	amortization	expense	(expense)	benefit (expense)	interests
ARCH Sale
Adjustment to eliminate operating results of sold properties	$(81,285)	$(2,908)	$(21,690)	$(11,120)	$(22,181)	$(13,494)	$—	$20	$—	$—
Adjustment to reflect reduction in interest expense due to paydown of revolving line of credit from sales proceeds							(6,460)
Adjustment to reflect reduction in interest expense due to pay-off of mortgage loans related to certain sold properties							(1,436)

ING Debt Modification
Adjustment to reflect difference in interest expense between original loans and modified loans							592
Adjustment to reflect the amortization of additional deferred financing costs and third party expenses related to the modified loans							272	(334)

Noble Portfolio Acquisition
Adjustment for difference in management fees paid by prior owner and the Company					(333)
Adjustment to reflect difference between property taxes paid by prior owner and amounts expected to be paid by the Company					428
Adjustment to reflect difference between depreciation and amortization expense recorded by prior owner and amounts based on our basis in the property						3,482
Adjustment to eliminate interest paid by the prior owner							(2,002)
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							1,723
Adjustsment to eliminate income taxes paid by the prior owner									(20)

Residence Inn Portfolio Acquisition
Adjustment for difference in management fees paid by prior owner and the Company					(239)
Adjustment to reflect difference between property taxes paid by prior owner and amounts expected to be paid by the Company					178
Adjustment to reflect amortization related to ground lease					(51)
Adjustment to reflect difference between depreciation and amortization expense recorded by prior owner and amounts based on our basis in the property						914
Adjustment to eliminate interest paid by prior owner							(976)
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							1,181
Adjustment to eliminate prior owner loss on derivatives and other miscelleaneous income (expense)								73

Pending Acquisitions
Adjustment for difference in management fees paid by prior owner and the Company					(372)
Adjustment to reflect difference between property taxes paid by prior owner and amounts expected to be paid by the Company					242
Adjustment to reflect difference between depreciation and amortization expense recorded by prior owner and amounts based on our basis in the property						5,005
Adjustment to eliminate interest paid by prior owner							(1,853)
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							2,263
Adjustment to eliminate income taxes paid by the prior owner									(319)

Additional Acquisitions
Adjustment for difference in management fees paid by prior owners and the Company					(260)
Adjustment to reflect difference between property taxes paid by prior owners and amounts expected to be paid by the Company					36
Adjustment to reflect difference between depreciation and amortization expense recorded by the prior owners and amounts based on our basis in the property						2,850
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							1,224

Other
Adjustment to reflect the effect of pro forma adjustments on non- controlling interests										(121)
	$(81,285)	$(2,908)	$(21,690)	$(11,120)	$(22,552)	$(1,243)	$(5,472)	$(241)	$(339)	$(121)

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

(dollars in thousands)

No adjustment has been made for the income tax effects of the pro forma adjustments as we had cumulative losses and a valuation allowance against substantially all our deferred tax assets for period presented and the pro forma adjustments would not have a material tax effect.